Acquisitions and Dispositions (Tables)	12 Months Ended
Dec. 31, 2015
Fair Values of Assets Acquired and Liabilities Assumed

The following table summarizes the fair values of the assets acquired and liabilities assumed of Gallatin as of the date of acquisition (in thousands):

Cash	$48,957
Accounts receivable	82,291
Inventory	101,692
Other current assets	5,117
Property, plant and equipment	483,007
Goodwill	94,737
Other intangible assets	67,150
Other assets	2,529

Total assets acquired	885,480

Current liabilities	104,315
Long-term debt	2,093

Total liabilities assumed	106,408

Net assets acquired	$779,072

Gallatin Steel Company [Member]
Purchase Price Allocation of Identifiable Intangible Assets

The following table summarizes the purchase price allocation to the identifiable intangible assets of Gallatin as of the date of acquisition (in thousands, except years):

		Weighted - Average Life
Customer relationships	$58,250	20 years
Trademarks and trade names	8,900	5 years

	$67,150